Exhibit 10.2

AMENDMENT NO. 1 TO

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Amended and Restated Stockholders Agreement, dated as of March 13, 2014 (the “Stockholders Agreement”), by and among Burlington Stores, Inc., a Delaware corporation, and the Investors and Managers named therein, is made and entered into as of this 22 day of May, 2014. Capitalized terms used herein and not defined shall have the meanings specified in the Stockholders Agreement.

WHEREAS, in accordance with Section 6.2 of the Stockholders Agreement, the parties hereto wish to amend the Stockholders Agreement as provided herein.

WHEREAS, the Investors signatory hereto constitute the Majority Investors, and as such, may amend, modify, extend or terminate the provisions of the Stockholders Agreement as provided for in Section 6.2 thereof.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Removal of Stockholder. Jay Margolis is hereby released and removed as a party to the Stockholders Agreement and shall no longer be deemed a “Manager” thereunder, and shall cease to be entitled to any rights, or be subject to any obligations or restrictions, thereunder.

2. No Other Amendments. Except as expressly amended hereby, the provisions of the Stockholders Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Any reference in the Stockholders Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import, and any other document, instrument or agreement that refers to the Stockholders Agreement, shall be deemed to refer to the Stockholders Agreement as amended by this Amendment. This Amendment shall be effective as of the date hereof.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

4. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AMENDMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES

THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AMENDMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first written above.

BURLINGTON STORES, INC.

By:	/s/ Thomas A. Kingsbury
Name: Thomas A. Kingsbury
Title: CEO/President

[Signature Page to Amendment No. 1 to Amended and Restated Stockholders Agreement]

Investors: BAIN CAPITAL FUND IX, LLC By: Bain Capital Fund IX, L.P., its sole member By: Bain Capital Partners IX, L.P., its general partner By: Bain Capital Investors, LLC, its general partner

By:	/s/ Josh Bekenstein
Name: Title:	Josh Bekenstein

BAIN CAPITAL INTEGRAL INVESTORS, LLC By: Bain Capital Investors, LLC, its administrative member

By:	/s/ Josh Bekenstein
Name: Title:	Josh Bekenstein

BCIP TCV, LLC By: Bain Capital Investors, LLC, its administrative member

By:	/s/ Josh Bekenstein
Name: Title:	Josh Bekenstein

BCIP ASSOCIATES-G By: Bain Capital Investors, LLC, its managing partner

By:	/s/ Josh Bekenstein
Name: Title:	Josh Bekenstein

[Signature Page to Amendment No. 1 to Amended and Restated Stockholders Agreement]

Acknowledged and Agreed:

/s/ Jay Margolis
Jay Margolis

[Signature Page to Amendment No. 1 to Amended and Restated Stockholders Agreement]